UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 12, 2007

Date of Report (Date of earliest event reported)

Wireless Facilities, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 228-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 12, 2007, Wireless Facilities, Inc. (the “Company”) issued a press release regarding certain of the Company’s financial results for the fiscal year 2006.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

Exhibit No.	Description
99.1	March 12, 2007 Press Release by Wireless Facilities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wireless Facilities, Inc.

Date: March 12, 2007	By:	/s/ Deanna H. Lund
Deanna H. Lund
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	March 12, 2007 Press Release by Wireless Facilities, Inc.